As filed with the Securities and Exchange Commission on April 10, 1997


                                                        Registration No. 2-66294
                                                                        811-2981
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 16                    X
                                                                           -


                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940


                                 Amendment No. 16                          X
                                                                           -


                                   ----------

                     FIRST INVESTORS SPECIAL BOND FUND, INC.
               (Exact name of Registrant as specified in charter)

                               Ms. Concetta Durso
                          Secretary and Vice President
                     First Investors Special Bond Fund, Inc.
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement


It is proposed that this filing will become effective on April 30, 1997 pursuant to paragraph (b) of Rule 485.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite number of shares of common stock, par value $1.00 per share, under the Securities Act of 1933. Registrant filed a Rule 24f-2 Notice for its fiscal year ending December 31, 1996 on February 27, 1997.

                     FIRST INVESTORS SPECIAL BOND FUND, INC.

                              CROSS-REFERENCE SHEET

N-1A Item No.                                         Location

PART A:  PROSPECTUS

1.   Cover Page.......................................    Cover Page
2.   Synopsis.........................................    Not Applicable
3.   Condensed Financial Information..................    Financial Highlights
4.   General Description of Registrant................    Investment Objectives
                                                          and Policies;
                                                          Investment
                                                          Restrictions
5.   Management of the Fund...........................    Management
5A.  Management's Discussion of
       Fund Performance...............................    Not Applicable
6.   Capital Stock and Other Securities...............    General Information;
                                                          Dividends and
                                                          Other Distributions;
                                                          Determination of
                                                          Net Asset Value
7.   Purchase of Securities Being Offered.............    Purchase of Shares
8.   Redemption or Repurchase.........................    Redemption of Shares
9.   Pending Legal Proceedings........................    Not Applicable

PART B:  STATEMENT OF ADDITIONAL INFORMATION

10.  Cover Page.......................................    Cover Page
11.  Table of Contents................................    Table of Contents
12.  General Information and History..................    General Information
13.  Investment Objectives and Policies...............    Investment Objectives
                                                          and Policies;
                                                          Investment
                                                          Restrictions
14.  Management of the Fund...........................    Directors and Officers
15.  Control Persons and Principal Holders
     of Securities....................................    Not Applicable
16.  Investment Advisory and Other Services...........    Investment Adviser
17.  Brokerage Allocation.............................    Allocation of
                                                          Portfolio Brokerage
18.  Capital Stock and Other Securities...............    Determination of Net
                                                          Asset Value
19.  Purchase, Redemption and Pricing of
        Securities Being Offered......................    Determination of Net
                                                          Asset Value
20.  Tax Status.......................................    Not Applicable
21.  Underwriters.....................................    Not Applicable
22.  Performance Data.................................    Not Applicable
23.  Financial Statements.............................    Financial Statements;
                                                          Report of
                                                          Independent
                                                          Accountants
PART C:  OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item so numbered, in Part C hereof.

FIRST INVESTORS SPECIAL BOND FUND, INC.

95 Wall Street, New York, N.Y.  10005/(212) 858-8200

      This is a Prospectus for First Investors Special Bond Fund, Inc. ("Fund"), an open-end diversified management investment company. Investments in the Fund are only available through the purchase of Individual Variable Annuity Contracts ("Contracts") issued by First Investors Life Insurance Company ("First Investors Life"). Purchase payments for the Contracts, net of certain expenses, are paid into a unit investment trust, First Investors Life Variable Annuity Fund A ("Separate Account A"). Separate Account A uses these proceeds to purchase shares of the Fund. Investments in the Fund are used to fund benefits under the Contracts.

      The Fund primarily seeks high current income without undue risk to principal and secondarily seeks growth of capital by investing, under normal market conditions, at least 65% of its total assets in high yield, high risk securities. There can be no assurance the Fund will achieve its investment objectives. INVESTMENTS IN HIGH YIELD, HIGH RISK SECURITIES, COMMONLY REFERRED TO AS "JUNK BONDS," MAY ENTAIL RISKS THAT ARE DIFFERENT OR MORE PRONOUNCED THAN THOSE INVOLVED IN HIGHER-RATED SECURITIES. SEE "HIGH YIELD SECURITIES--RISK FACTORS."


      This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and should be retained for further reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Fund. A Statement of Additional Information ("SAI"), dated April 30, 1997 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Fund at the address or telephone number indicated above.



          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                      PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.



                  The date of this Prospectus is April 30, 1997

                              FINANCIAL HIGHLIGHTS

      The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each year indicated. The table has been derived from financial statements which have been examined by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the Statement of Additional Information ("SAI"). This information should be read in conjunction with the Financial Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Fund.


                                                        ------------------------------------------------------------------------
                                                                                                Year Ended December 31
                                                        ------------------------------------------------------------------------

                                                        1996       1995       1994      1993       1992      1991        1990
                                                        ----       ----       ----      ----       ----      ----        ----

Net Asset Value, Beginning of Year...............      $12.23     $11.03     $12.18    $11.38     $11.05      $9.16     $11.47
                                                      -------    -------    -------   -------    -------   --------    -------

Income from Investment Operations
Net investment income............................        1.17       1.20       1.09      1.14       1.27       1.26       1.32
Net realized and unrealized
 gain (loss) on investments......................         .37       1.02      (1.22)      .86        .29       1.86      (2.30)
                                                      -------    -------    -------   -------    -------   --------    -------

   Total from Investment Operations..............        1.54       2.22      (.13)      2.00       1.56       3.12      (.98)
                                                      -------    -------    -------   -------    -------   --------    -------

Less Distributions from:
   Net investment income.........................        1.02       1.02       1.02      1.20       1.23       1.23       1.33
   Net realized gain from investments............          -          -          -          -          -          -          -
   Capital surplus...............................          -          -          -          -          -          -          -
                                                      -------    -------    -------   -------    -------   --------    -------
   Total Distributions...........................        1.02       1.02       1.02      1.20       1.23       1.23       1.33
                                                      -------    -------    -------   -------    -------   --------    -------


Net Asset Value, End of Year.....................      $12.75     $12.23     $11.03    $12.18     $11.38     $11.05      $9.16
                                                      =======    =======    =======   =======    =======    =======    =======

TOTAL RETURN(%)+.................................       13.10      20.76      (1.00)    18.15      14.56      35.76      (9.18)
----------------

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (in thousands)...........    $36,948    $38,037    $36,725    $43,056    $44,116    $50,914     $53,328


Ratios to Average Net Assets (%)
Expenses.........................................         .86        .88        .87       .85        .88        .89        .86
Net investment income............................        9.31      10.17       9.38      9.54      10.95      11.99      12.57


Portfolio Turnover Rate (%)......................          29         45         54        79         65         47         37

                                                        ----------------------------
                                                          Year Ended December 31
                                                        ----------------------------

                                                         1989       1988      1987
                                                         ----       ----      ----
Net Asset Value, Beginning of Year...............       $13.19     $12.99    $14.37
                                                       -------    -------   -------

Income from Investment Operations
Net investment income............................         1.57       1.61      1.57
Net realized and unrealized
 gain (loss) on investments......................        (1.73)       .20     (1.15)
                                                       -------    -------   -------

   Total from Investment Operations..............        (.16)       1.81       .42
                                                       -------    -------   -------

Less Distributions from:
   Net investment income.........................         1.56       1.61      1.58
   Net realized gain from investments............            -          -       .19
   Capital surplus...............................            -          -       .03
                                                       -------    -------   -------
   Total Distributions...........................         1.56       1.61      1.80
                                                       -------    -------   -------


Net Asset Value, End of Year.....................       $11.47     $13.19    $12.99
                                                       =======    =======   =======

TOTAL RETURN(%)+.................................        (1.60)     14.43      2.74
----------------

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (in thousands)...........      $85,719    $69,641   $43,965


Ratios to Average Net Assets (%)
Expenses.........................................          .82        .84       .86
Net investment income............................        12.38      11.96     11.16


Portfolio Turnover Rate (%)......................           34         51        71



----------
+ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

                       INVESTMENT OBJECTIVES AND POLICIES

      The Fund primarily seeks high current income without undue risk to principal and secondarily seeks growth of capital. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in high yield, high risk securities, commonly referred to as "junk bonds" ("High Yield Securities"). High Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P"), or are unrated and deemed to be of comparable quality by the Adviser; preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Deep Discount Securities"); and any securities convertible into any of the foregoing.

      The Fund may invest up to 5% of its total assets in debt securities issued by foreign governments and companies located outside the United States and denominated in U.S. or foreign currency. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, make loans of portfolio securities and invest in zero coupon and pay-in-kind securities. See the SAI for more information concerning these securities.

      The Fund may invest up to 35% of its total assets in the following instruments: common and preferred stocks, other than those considered to be High Yield Securities; debt obligations of all types (including bonds, debentures and notes) rated A or better by Moody's or S&P; securities issued by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations"); warrants and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances and repurchase agreements; purchase securities on a "when-issued" basis.

      In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in investment grade debt securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations. See the SAI for more information concerning these securities.

      The medium- to lower-rated, and certain of the unrated securities in which the Fund invests, tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than A by Moody's or S&P tend to have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value do not affect the cash income from the securities, but are reflected in the computation of the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.

      Variable or floating rate debt obligations in which the Fund may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

      A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although the Fund invests primarily in High Yield Securities, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, and to establish a long-term holding basis.

      Because of the greater number of investment considerations involved in investing in High Yield Securities, the achievement of the Fund's investment objectives depends more on the Adviser's research abilities than would be the case if the Fund were investing primarily in securities in the higher rated categories. Because medium- to lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings or are unrated. See "High Yield Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.

      The Fund actively seeks to achieve its secondary objective to the extent consistent with its primary objective. There can be no assurance that the Fund will be able to achieve its investment objectives. The Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. The Fund's investment objectives and certain investment limitations set forth in the SAI are fundamental policies that may not be changed without shareholder approval.


      The dollar weighted average of credit ratings of all bonds held by the Fund during the 1996 fiscal year, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund's assets during the 1996 fiscal year and is not necessarily representative of the Fund as of the end of its 1996 fiscal year, the current fiscal year or at any other time in the future.

                                                        COMPARABLE QUALITY
                                                       OF UNRATED SECURITIES
                         RATED BY MOODY'S            TO BONDS RATED BY MOODY'S
                         ----------------            -------------------------

         AA                     0.16%                         0%
         Ba                    19.16                          0
         B                     66.62                          0.76
         Caa                    3.12                          0
         Ca                     0.01                          0
                             -------                          -----
         Total                 89.07%                         0.76%


DESCRIPTION OF CERTAIN SECURITIES, OTHER INVESTMENT POLICIES AND RISK FACTORS


      CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the SAI for more information on convertible securities.


      DEBT SECURITIES--RISK FACTORS. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflationary expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. See Appendix A for a description of corporate bond ratings.

      DEEP DISCOUNT SECURITIES. The Fund may invest up to 15% of its total assets in securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization. Such securities are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop paying interest and lose value or become worthless. The Adviser will balance the benefits of investing in Deep Discount Securities with these risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield Securities--Risk Factors."

      HIGH YIELD SECURITIES--RISK FACTORS. High Yield Securities are subject to certain risks that may not be present with investments in higher grade securities.

           EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds" are speculative and generally involve a higher risk or loss of principal and income than High Yield Securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

         Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for the Fund. While it is impossible to protect entirely against this risk, diversification of the Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the Fund's portfolio.

           THE HIGH YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

           CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating services such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Fund may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or in great danger of defaulting and are considered to be highly speculative. See "Deep Discount Securities." The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

           LIQUIDITY AND VALUATION. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of the Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

      The ability of the Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Fund's Board of Directors to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

           LEGISLATION. Provisions of the Revenue Reconciliation Act of 1989 limit a corporate issuer's deduction for a portion of the original issue discount on "high yield discount" obligations (including certain pay-in-kind securities). This limitation could have a materially adverse impact on the market for certain High Yield Securities. From time to time, legislators and regulators have proposed other legislation that would limit the use of high yield debt securities in leveraged buyouts, mergers and acquisitions. It is not certain whether such proposals, which also could adversely affect High Yield Securities, will be enacted into law.

      MARKET RISK. The Fund is subject to market risk because it invests in common stocks. Market risk is the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

      MONEY MARKET INSTRUMENTS. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Investments in certificates of deposit will be made only with domestic institutions with assets in excess of $500 million. See the SAI for more information regarding money market instruments and Appendix A to the SAI for a description of commercial paper ratings.

      PREFERRED STOCK. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid securities for purposes of this limitation do not include securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Fund's Board of Directors or the Adviser has determined are liquid under Board-approved guidelines. See the SAI for more information regarding restricted and illiquid securities.

      ZERO COUPON AND PAY-IN-KIND SECURITIES. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities and the "interest" on pay-in-kind securities must be included in the Fund's income. Thus, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes" in the SAI. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

                                HOW TO BUY SHARES


      Investments in the Fund are only available through purchases of the Contracts offered by First Investors Life. Purchase payments for the Contracts, net of certain expenses, are paid into a unit investment trust, Separate Account
A. Separate Account A purchases shares of the Fund. Orders for the purchase of shares of the Fund received prior to the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 P.M. (New York City Time), on any business day the NYSE is open for trading, will be confirmed at the net asset value determined as of the close of regular trading on the NYSE on that day. Orders received after the close of regular trading on the NYSE will be confirmed at the next determined net asset value. See "Determination of Net Asset Value." For a discussion of pricing practices when FIC's Woodbridge offices are unable to open for business due to an emergency, see the SAI.


                              HOW TO REDEEM SHARES


      Shares of the Fund may be redeemed at the direction of Contractowners, in accordance with the terms of the Contracts. Redemptions will be made at the next determined net asset value of the Fund upon receipt of a proper request for redemption or repurchase. Payment will be made by check as soon as possible but within seven days after presentation. However, the Fund's Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale or valuation of portfolio securities held by the Fund is not reasonably practicable.


                                   MANAGEMENT

      BOARD OF DIRECTORS. The Fund's Board of Directors, as part of its overall management responsibility, oversees various organizations responsible for the Fund's day-to-day management.

      ADVISER. First Investors Management Company, Inc. supervises and manages the Fund's investments, determines the Fund's portfolio transactions and supervises all aspects of the Fund's operations. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. The Adviser presently acts as investment adviser to 14 mutual funds. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of FIC and the Transfer Agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


      As compensation for its services, the Adviser receives an annual fee from the Fund, which is payable monthly. For the fiscal year ended December 31, 1996, the Fund's advisory fees were 0.75% of its average daily net assets.


      The Fund bears all expenses of its operations other than those incurred by the Adviser under the terms of its advisory agreement. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

      PORTFOLIO MANAGER. George V. Ganter has been Portfolio Manager for the Fund since 1986. Mr. Ganter joined FIMCO in 1985 as an Analyst. Since 1989, he has been Portfolio Manager for First Investors High Yield Fund, Inc., the High Yield Fund of First Investors Life Series Fund and Executive Investors High Yield Fund.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of a Fund share is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as the Fund's Board of Directors deems necessary, by dividing the market value of the securities held by the Fund, plus any cash and other assets, less all liabilities, by the number of shares outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Fund's Board of Directors. The NYSE currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

      Dividends from net investment income are generally declared daily and paid quarterly in additional Fund shares at net asset value (without sales charge) generally determined as of the close of business on the first business day immediately following the last business day of the quarter. If you redeem all of your Fund shares at any time during the quarter, you are paid all dividends declared through the day prior to the date of the redemption, together with the proceeds of your redemption. Net investment income includes interest and dividends, earned discount and other income earned on portfolio securities less expenses. Distributions of substantially all of the Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, after deducting any available capital loss carryovers, and any net realized gains from foreign currency transactions, are declared annually and paid in additional Fund shares at the net asset value (without sales charge) generally determined as of the close of business on the business day immediately following the record date of the distribution.

                                      TAXES

      The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.

      Shares of the Fund are offered only to Separate Account A, which is an insurance company separate account that funds variable annuity contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account that is properly allocable to the value of eligible variable annuity contracts. Please refer to "Federal Income Tax Status" in the Prospectus of Separate Account A for information as to the tax status of that account and the holders of the Contracts.

      The Fund intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code, place certain limitations  on the  assets of  Separate  Account A -- and of the Fund,  because section 817(h) and those regulations treat the assets of the Fund as assets of Separate Account A -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the Fund's total assets may be represented
by one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of the Fund to satisfy the section 817(h) requirements would result in taxation of First Investors Life and treatment of the Contractholders other than as described in the Prospectus of Separate Account A.

      The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a more detailed discussion. Shareholders are urged to consult their tax advisers.

                               GENERAL INFORMATION

      ORGANIZATION. The Fund was incorporated in the State of Maryland on November 14, 1979. The Fund is authorized to issue 25 million shares of common stock, $1.00 par value per share. Shares of the Fund have equal dividend, voting, liquidation and redemption rights. The Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of the Fund's outstanding shares, the Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors.

      CUSTODIAN. The Fund has retained The Bank of New York, 48 Wall Street, New York, New York 10286, to act as custodian of the securities and cash of the Fund.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of the Adviser and First Investors Life, acts as transfer agent for the Fund and as dividend disbursing agent.

      PERFORMANCE INFORMATION. Performance information is contained in the Fund's Annual Report which may be obtained without charge by contacting First Investors Life at 212-858-8200.

      SHAREHOLDER INQUIRIES. Shareholder inquiries can be made by calling First Investors Life at 212-858-8200.


      ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder.

                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations:

      1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      2.   Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


MOODY'S INVESTORS SERVICE, INC.

      AAA Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      AA Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      BAA Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      CAA Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      CA Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

TABLE OF CONTENTS                                                           PAGE


Financial Highlights....................................................      2
Investment Objectives and Policies......................................      4
How to Buy Shares.......................................................      9
How to Redeem Shares....................................................      9
Management..............................................................      9
Determination of Net Asset Value........................................     10
Dividends and Other Distributions.......................................     10
Taxes...................................................................     10
General Information.....................................................     11
Appendix A..............................................................     12

                     FIRST INVESTORS SPECIAL BOND FUND, INC.
                                   PROSPECTUS


INVESTMENT ADVISER
First Investors Management Company, Inc.
95 Wall Street
New York, NY  10005


LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachussetts Avenue, N.W.
Washington, DC  20036


CUSTODIAN
The Bank of New York
48 Wall Street
New York, NY  10286


TRANSFER AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey  07095-1198


AUDITORS
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, Pennsylvania  19102





                                   PROSPECTUS
                                 April 30, 1997


NO DEALER, SALESMAN OR ANY OTHER PERSONS HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SHARES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IS SUCH STATE.

                     FIRST INVESTORS SPECIAL BOND FUND, INC.


            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1997


               95 WALL STREET NEW YORK, N.Y. 10005/(212) 858-8200


         This is a Statement of Additional Information for First Investors Special Bond Fund, Inc. ("Fund"), an open-end diversified management investment company. Shares of the Fund may be purchased only through the acquisition of a variable annuity contract issued by First Investors Life Insurance Company ("First Investors Life").

         The Fund primarily seeks high current income without undue risk of principal and secondarily seeks growth of capital by investing at least 65% of its total assets in high yield, high risk securities, commonly referred to as "junk bonds." There can be no assurance that the Fund will achieve its investment objectives.


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated April 30, 1997, which may be obtained free of cost from the Fund at the address or telephone number noted above.


TABLE OF CONTENTS                                                        Page

Investment Policies....................................................    2
Investment Restrictions................................................    5
Directors and Officers.................................................    7
Management............................................................     9
Determination of Net Asset Value.......................................   10
Allocation of Portfolio Brokerage......................................   11
Emergency Pricing Procedures...........................................   12
Taxes..................................................................   12
General Information....................................................   13
Appendix A.............................................................   14
Financial Statements...................................................   15

                               INVESTMENT POLICIES

         BANKERS' ACCEPTANCES. The Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         CERTIFICATES OF DEPOSIT. The Fund may invest in bank certificates of deposit ("CDs") subject to the restrictions set forth in the Prospectus. The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Fund's investment adviser, First Investors Management Company, Inc. ("Adviser" or "FIMCO"), will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock and the judgment of the value of the convertible security relative to the common stock at current prices.

         FOREIGN GOVERNMENT OBLIGATIONS. The Fund may invest in foreign government obligations, which generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt obligations involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have
limited  legal  resources  in  the  event  of  default.   Political  conditions,
especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

         FOREIGN SECURITIES--RISK FACTORS. Investments in foreign markets involve special risks and considerations which are in addition to the usual risks inherent in domestic investments. These include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the the Fund held in foreign countries. Because the Fund does not intend to hedge its foreign investments against the risk of foreign currency fluctuations, changes in the value of these currencies can significantly affect the Fund's share price.

         LOANS OF PORTFOLIO SECURITIES. The Fund may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to the Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by the Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The Fund may make loans of portfolio securities not in excess of 10% of its total assets.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result more than 15% of its net assets would be invested in such repurchase agreements, together with any other illiquid investments.

         RESTRICTED AND ILLIQUID SECURITIES. The Fund may not purchase or otherwise acquire any security if, as a result more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Fund's Board of Directors or the Adviser has determined under Board-approved guidelines are liquid.

         Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to the Fund's 15% limitation on illiquid securities. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

         U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

         WARRANTS. The Fund may purchase warrants, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is greater risk that warrants might drop in value at a faster rate than the underlying stock. The Fund's investment in warrants is limited to 5% of its net assets, with no more than 2% in warrants not listed on either the New York or American Stock Exchange.

         WHEN-ISSUED SECURITIES. Although it has no intention of doing so in the coming year, the Fund many invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. The Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when the Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by the Fund on a when-issued basis may result in the Fund incurring a loss or missing an opportunity to make an alternative investment. When the Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities the Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

         PORTFOLIO TURNOVER. Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage." For the fiscal years ended December 31, 1995 and 1996, the Fund's portfolio turnover rate was 45% and 29%, respectively.



                             INVESTMENT RESTRICTIONS

         The Fund has adopted the investment restrictions set forth below, and, unless identified as non-fundamental policies, may not be changed without the approval of a vote of a majority of the outstanding shares of the Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding shares of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

         The investment restrictions provide that, among other things, the Fund will not:

         (1) Borrow money except from banks and only for temporary or emergency purposes and then in amounts not in excess of 5% of its total assets taken at cost or value, whichever is the lesser.

         (2) Make loans to other persons except that the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors, which it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceeds 10% of the value of the Fund's total assets. The Fund may terminate such loans at any time and vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The investment risk is that the borrower will fail financially when the collateral is in its possession. The borrower must add to collateral whenever the market value of the securities rises above the level of such collateral. The primary objectives of such loaning function is to supplement the Fund's income through investment of the cash collateral in short-term interest bearing obligations. The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan.

         (3) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         (4) Invest more than 5% of the value of its total assets in securities of issuers that have been in business for less than three years.

         (5)      Underwrite securities of other issuers.

         (6) Purchase or sell real estate or commodities or commodity contracts. However, the Fund may purchase interests in real estate investment trusts whose securities are registered under the Securities Act of 1933, as amended, and are readily marketable.

         (7) Invest in companies for the purpose of exercising control or management.

         (8) Invest in securities of other investment companies, except in connection with a merger of another investment company.

         (9) Purchase any securities on margin or sell any securities short.

         (10) Purchase or retain securities of any issuer if any officer or director of the Fund or the Adviser owns beneficially more than1/2of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

         (11) Invest more than 25% of the value of its total assets in a particular industry at any one time.

         (12) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of the Fund, as principals.

         The  Fund  has  adopted  the   following   non-fundamental   investment
restrictions which may be changed without shareholder approval:

         (1) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

         (2) The Fund will not pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

         The Fund has filed the following undertaking to comply with the requirements of a certain state in which shares of the Fund are sold, which may be changed without shareholder approval. The Fund will not invest in oil, gas or other mineral leases or exploration or development programs.


                             DIRECTORS AND OFFICERS

         The following table lists the Directors and executive officers of the Fund, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

GLENN O. HEAD*+ (71), President and Director. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Corporation
("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").



ROGER L. GRAYSON* (40), Director. Director, FIC and FICC; President and Director, First Investors Resources, Inc.; Commodities Portfolio Manager.

KATHRYN S. HEAD*+ (41), Director, 581 Main Street, Woodbridge, NJ 07095. President, FICC, EIMCO, ADM and FIMCO; Vice President, Chief Financial Officer and Director, FIC and EIC; President and Director, First Financial Savings Bank, S.L.A.

REX R. REED (75), Director, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT RUBINSTEIN (75), Director, 145 Elm Drive, Roslyn, NY 11576. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.


NANCY SCHAENEN (65), Director, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.


JAMES M. SRYGLEY (64), Director, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (65), Director and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH (67), Director, RR1, Box 2554, Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (39), Treasurer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC, FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

CONCETTA DURSO (62), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

GEORGE V. GANTER (44), Vice President. Vice President, First Investors Asset Management Company, Inc., First Investors High Yield Fund, Inc. and Executive Investors Trust; Portfolio Manager, FIMCO.

----------
* These Directors may be deemed to be "interested persons," as defined in the 1940 Act.
+        Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.



         All of the officers and Directors, except for Mr. Ganter, hold identical or similar positions with 14 other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation, School Financial Management Services, Inc. and Specialty Insurance Group, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation, Route 33 Realty Corporation and Specialty Insurance Group, Inc.

         The following table lists compensation paid to the Directors of the Fund for the fiscal year ended December 31, 1996.


                                                          PENSION OR           ESTIMATED       TOTAL COMPENSATION
                                                          RETIREMENT           ANNUAL          FROM FIRST INVESTORS
                                         AGGREGATE        BENEFITS ACCRUED     BENEFITS UPON   FAMILY OF FUNDS
                                         COMPENSATION     AS PART OF           RETIREMENT      PAID TO
DIRECTOR**                               FROM FUND*       FUND EXPENSES                        DIRECTORS*
----------                               ------------     ----------------     -------------   --------------------

James J. Coy***                                 $1,200                $-0-            $-0-               $37,200
Roger L. Grayson                                   -0-                 -0-             -0-                   -0-
Glenn O. Head                                      -0-                 -0-             -0-                   -0-
Kathryn S. Head                                    -0-                 -0-             -0-                   -0-
Rex R. Reed                                      1,200                 -0-             -0-                37,200
Herbert Rubinstein                               1,200                 -0-             -0-                37,200
James M. Srygley                                 1,100                 -0-             -0-                34,100
John T. Sullivan                                   -0-                 -0-             -0-                   -0-
Robert F. Wentworth                              1,200                 -0-             -0-                37,200



* Compensation to officers and interested Directors of the Fund is paid by the Adviser. In addition, compensation to non-interested Directors of the Fund is currently voluntarily paid by the Adviser.
**       Nancy Schaenen was not a Director in 1996.
***      On March 27, 1997 Mr. Coy resigned as a Director of the Fund.  Mr. Coy did not resign due to a disagreement with the Fund's management on any matter relating to the Fund's operations, policies or practices. Mr. Coy currently serves as an emeritus Director.



                                   MANAGEMENT

         Investment advisory services to the Fund are provided by First Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors"), in person at a meeting called for such purpose and by a majority of the shareholders of the Fund.

         Pursuant to the Advisory Agreement, FIMCO shall supervise and manage the Fund's investments, determine the Fund's portfolio transactions and supervise all aspects of its operations, subject to review by the Directors. The Advisory Agreement also provides that FIMCO shall provide the Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of the Fund and assume certain expenses thereof, other than obligations or liabilities of the Fund. The Advisory Agreement may be terminated at any time without penalty by the Directors or by a majority of the outstanding voting securities of the Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement also provides that it will continue in effect for a period of over two years only if such continuance is approved annually either by the Directors or by a majority of the outstanding voting securities of the Fund, and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval.

         Under the Advisory Agreement, the Fund pays the Adviser an annual fee, paid monthly, according to the following schedule:
                                                                    Annual
Average Daily Net Assets                                             Rate

Up to $250 million................................................   0.75%
In excess of $250 million up to $500 million......................   0.72
In excess of $500 million up to $750 million......................   0.69
Over $750 million.................................................   0.66

         The Adviser has an Investment Committee composed of George V. Ganter, Margaret Haggerty, Glenn O. Head, Nancy W. Jones, Patricia D. Poitra, Michael O'Keefe, Clark D. Wagner and Richard Guinnessey. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.


         For the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid the Adviser $294,179, $277,740 and $271,569, respectively, in advisory fees.



                        DETERMINATION OF NET ASSET VALUE


         Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Each security traded in the over-the-counter ("OTC") market, including securities listed on exchanges whose primary market is believed to be OTC, is valued at the last bid and asked prices based upon quotes furnished by a market maker for such securities. In the absence of market quotations, the Fund will determine the value of bonds based upon quotes furnished by market makers, if available, or in accordance with the procedures described herein. In that connection, the Fund's Board of Directors has determined that the Fund may use an outside pricing service. This service is provided by Interactive Data Corporation. The pricing service uses quotations obtained from investment dealers or brokers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost if their original term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase exceeded 60 days, unless the Fund's Board of Directors determines that such valuation does not represent fair value. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Fund's Board of Directors.


         "When-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the last bid and asked prices obtained from recognized dealers in such securities. For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

         The Fund's Board of Directors may suspend the determination of the Fund's net asset value for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.


                        ALLOCATION OF PORTFOLIO BROKERAGE

         Purchases and sales of portfolio securities by the Fund may be principal transactions. In principal transactions, portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commission paid by the Fund for such purchases. Purchases from underwriters will include the underwriter's commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price. Certain money market instruments may be purchased by the Fund directly from an issuer, in which no commission or discounts are paid. The Fund may purchase fixed income securities on a "net" basis with dealers acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer.

         The Fund may deal in securities which are not listed on a national securities exchange or the Nasdaq national market system but are traded in the OTC market. The Fund also may purchase listed securities through the "third market." When transactions are executed in the OTC market, the Fund seeks to deal with the primary market makers, but when advantageous they utilize the services of brokers.

         In effecting portfolio transactions for the Fund, the Adviser seeks best execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker or member of an exchange, or (2) with respect to agency transactions, at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Fund or the Adviser, by such member or broker. In addition, upon the instruction of the Board of Directors, the Adviser may use dealer concessions available in fixed-price underwritings to pay for research services. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Adviser may use research and services provided to it by brokers in servicing all the funds in First Investors Group of Funds; however, not all such services may be used by the Adviser in connection with the Fund. No portfolio orders are placed with an affiliated broker, nor does any affiliated broker participate in these commissions.

         The Adviser may combine transaction orders placed on behalf of the Fund and any other fund in the First Investors Group of Funds, any series of Executive Investors Trust and First Investors Life for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by the Board of Directors.


         For the fiscal year ended December 31, 1994, the Fund paid $781 in brokerage commissions, all of which was paid to brokers who furnished research services on portfolio transactions in the amount of

$17,968. For the fiscal year ended December 31, 1995, the Fund did not pay brokerage commissions. For the fiscal year ended December 31, 1996, the Fund paid $1,408 in brokerage commissions. Of that amount $1,149 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $209,005.


                          EMERGENCY PRICING PROCEDURES

         In the event that the Fund must halt operations during any day that it would normally be required to price under Rule 22c-1 under the Investment Company of 1940 due to an emergency ("Emergency Closed Day"), the Fund will apply the following procedures:

         1. The Fund will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

         2. For purposes of paragraph 1, an order will be deemed to have been received by the Fund on an Emergency Closed Day, even if neither the Fund nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

                  (a) In the case of a mail order, the order will be considered received by the Fund when the postal service has delivered it to FIC's Woodbridge offices prior to the close of regular trading on the NYSE, or such other time as may be prescribed in the Fund's Prospectus; and

                  (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in the Fund's Prospectus.

         3. If the Fund is unable to segregate orders received on the Emergency Closed Day from those received on the next day the Fund is open for business, the Fund may give all orders the next price calculated after operations resume.

         4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Fund may determine not to price its portfolio securities if such prices would lead to a distortion of the net asset value for the Fund and its shareholders.


                                      TAXES

         In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain and net gains from certain foreign currency transactions) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or those currencies; (2) the Fund must derive less than

30% of its gross income each taxable year from the sale or other disposition of securities, or foreign currencies that are not directly related to the Fund's principal business of investing in securities, that were held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         The Fund may acquire zero coupon securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities or foreign currency positions, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.


                               GENERAL INFORMATION

         AUDITS AND REPORTS. The accounts of the Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, Two Penn Center Plaza, Philadelphia, PA, 19102-1707. Shareholders of the Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

         TRADING BY PORTFOLIO  MANAGERS AND OTHER  ACCESS  PERSONS.  Pursuant to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Fund. Among other things, such persons, except the Directors: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must have duplicate statements and transactions confirmations reviewed by a compliance officer; and
(d) are prohibited from purchasing securities of initial public offerings.

                                   APPENDIX A
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS


STANDARD & POOR'S RATINGS GROUP

         S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.


MOODY'S INVESTORS SERVICE, INC.

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

         PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.
         -        High rates of return on funds employed.
         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                           Financial Statements as of
                                December 31, 1996


Registrant incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1996 electronically filed with the Commission on March 5, 1997 (Accession Number: 0000928816-97-000069.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

      (a)  Financial Statements:

               Financial Statements are set forth in Part B, Statement of Additional Information.

      (b)      Exhibits:

               (1)/2/    Articles of Restatement

               (2)/2/    Amended and Restated By-laws

               (3)       Not Applicable

               (4) Shareholders' rights are contained in Article II of Registrant's Amended and Restated By-laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

               (5)/2/ Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.

               (6)       Not Applicable

               (7)       Not Applicable

               (8)a./3/ Custodian Agreement between Registrant and Irving Trust Company

                  b./3/ Supplement to Custodian Agreement between Registrant and The Bank of New York

               (9)/3/ Administration Agreement between Registrant, First Investors Management Company, Inc., First Investors Corporation and Administrative Data Management Corp.

               (10)/1/   Opinion of Counsel

               (11)a.    Consent of independent accountants

                   b./3/ Powers of Attorney

               (12)      Not Applicable

               (13)      No undertaking in effect

               (14)      Not Applicable

               (15)      Not Applicable

               (16)      Not Applicable

               (17) Financial Data Schedule (filed as Exhibit 27 for electronic filing purposes)

               (18)      Not Applicable

----------

/1/ Incorporated by reference from Registrant's Rule 24f-2 Notice for its fiscal year ending December 31, 1996 filed on February 27, 1997.
/2/ Incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement (File No. 2-66294) filed on April 24, 1995.
/3/ Incorporated by reference from Post-Effective Amendment No. 15 to Registrant's Registration Statement (File No. 2-66294) filed on April 19, 1996.

Item 25.  Persons Controlled by or under common control with Registrant

          There are no persons controlled by or under common control with the Registrant.


Item 26.  Number of Holders of Securities


                                                    Number of Record
                                                     Holders as of
           Title of Class                           February 9, 1996
           --------------                           ----------------
            Common Stock                                   1
          ($1.00 par value)



Item 27.  Indemnification

      Article X, Section 1 of the By-Laws of Registrant provides as follows:

      Section 1. Every person who is or was an officer or director of the Corporation (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of negligence or misconduct, which shall be deemed to include willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for negligence or misconduct, within the meaning thereof as used herein, or in the event of a settlement, each director or officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payments made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon the prior determination by a resolution of two-thirds of the Board of Directors, who are not involved in the action, suit or proceeding that the director or officer has no liability by reason of negligence or misconduct within the meaning thereof as used herein, and provided further that if a majority of the members of the Board of Directors of the Corporation are involved in the action, suit or proceeding, such determination shall have been made by a written opinion of independent counsel. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. Such a determination by the Board of Directors or by independent counsel, and the payment of amounts by the Corporation on the basis thereof, shall not prevent a stockholder from challenging such indemnification by appropriate legal proceedings on the grounds that the person indemnified was liable to the Corporation or its security holders by reason of negligence or misconduct within the meaning thereof as used herein. The foregoing rights and indemnification shall not be exclusive of any other rights to which any officer or director (or his heirs, executors and administrators) may be entitled to according to law.

      The Registrant's Investment Advisory Agreement provides as follows:

      The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

      Reference is hereby made to the Maryland Corporations and Associations Annotated Code, Sections 2-417, 2-418 (1986).

      The general effect of this Indemnification will be to indemnify the officers and directors of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's or officer's office.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See Item 32 herein.

Item 28.  Business and Other Connections of Investment Adviser

      First Investors Management Company, Inc., the Registrant's Investment Adviser, also serves as Investment Adviser to:

                  First Investors Cash Management Fund, Inc.
                  First Investors Series Fund
                  First Investors Fund For Income, Inc.
                  First Investors Government Fund, Inc.
                  First Investors High Yield Fund, Inc.
                  First Investors Global Fund, Inc.
                  First Investors Life Series Fund
                  First Investors Multi-State Insured Tax Free Fund First Investors New York Insured Fund, Inc.
                  First Investors Insured Tax Exempt Fund, Inc.
                  First Investors Tax-Exempt Money Market Fund, Inc. First Investors U.S. Government Plus Fund
                  First Investors Series Fund II, Inc.


                  Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors and Officers."


Item 29.  Principal Underwriters

            Not Applicable


Item 30.  Location of Accounts and Records

      Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.


Item 31.  Management Services

            Inapplicable


Item 32.  Undertakings

      The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and Advisory Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 9th day of April, 1997.


                                                 FIRST INVESTORS SPECIAL
                                                 BOND FUND, INC.
                                                 (Registrant)


                                                 By:  /s/ Glenn O. Head
                                                      ----------------
                                                      Glenn O. Head
                                                      President and Director

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/Glenn O. Head                  Principal Executive            April 9, 1997
-------------------------         Officer and Director
Glenn O. Head

/s/Joseph I. Benedek              Principal Financial            April 9, 1997
-------------------------         and Accounting Officer
Joseph I. Benedek

         *                        Director                       April 9, 1997
-------------------------
Kathryn S. Head

         *                        Director                       April 9, 1997
-------------------------
Roger L. Grayson

         *                        Director                       April 9, 1997
-------------------------
Herbert Rubinstein

         *                        Director                       April 9, 1997
-------------------------
Nancy Schaenen

         *                        Director                       April 9, 1997
-------------------------
James M. Srygley

         *                        Director                       April 9, 1997
-------------------------
John T. Sullivan

         *                        Director                       April 9, 1997
-------------------------
Rex R. Reed

         *                        Director                       April 9, 1997
-------------------------
Robert F. Wentworth


*By:     /s/Larry R. Lavoie
         ------------------
         Larry R. Lavoie
         Attorney-in-fact

                                INDEX TO EXHIBITS

Exhibit
Number                     Description
-------                    -----------

99.B11.1                   Consent of accountants
99.B11.2                   Power of Attorney
27                         Financial Data Schedule